UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): September 30, 2024

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32663	88-0318078
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4830 North Loop 1604W, Suite 111

San Antonio, Texas 78249

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (210) 547-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2024, the Board of Directors (the “Board”) of Clear Channel Outdoor Holdings, Inc. (the “Company”) appointed Timothy P. Jones to the Board to serve as a director of the Company. The Board has determined that Mr. Jones is independent under the New York Stock Exchange listing standards and the Company’s independence standards and will serve on the Audit Committee and the Compensation Committee of the Board. In connection with Mr. Jones’s appointment, the Board increased the size of the Board to eleven members after receipt of a limited waiver to the Cooperation Agreement with Legion Partners Holdings, LLC and certain of its affiliates allowing such increase through December 31, 2024.

For his service as a non-employee director of the Company, Mr. Jones will receive compensation in accordance with the Company’s standard compensation program for its non-employee directors, which is described under the heading “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 29, 2024. Mr. Jones will also enter into the Company’s standard indemnification agreement with directors.

There are no related party transactions between the Company and Mr. Jones that would require disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On September 30, 2024, the Company issued a press release with respect to Mr. Jones’s appointment to the Board, and such press release is attached hereto and furnished as Exhibit 99.1.

The information contained in this Item 7.01 and Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated as of September 30, 2024

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2024

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

By:	/s/ Lynn A. Feldman
Name:	Lynn A. Feldman
Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary